SECOND QUARTER 2023 RESULTS NASDAQ: FULT Data as of or for the period ended June 30, 2023 unless otherwise noted

This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2023 Outlook "contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. FORWARD-LOOKING STATEMENTS 2

A GRANULAR, TENURED AND DIVERSIFIED DEPOSIT PORTFOLIO 3

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THE OFFICE PORTFOLIO IS GRANULAR, DIVERSIFIED, AND TENURED 5

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. INCOME STATEMENT SUMMARY 6 2Q23 1Q23 2Q22 (dollars in thousands, except per-share data) Net interest income $212,852 $215,587 $178,831 Provision for credit losses 9,747 24,544 1,500 Non-interest income 60,589 51,730 58,383 Securities gains (losses) (4) 23 8 Non-interest expense 168,018 159,616 148,703 Merger-related expenses — — 1,027 Income before income taxes 95,672 83,180 85,992 Income taxes 16,065 14,866 16,003 Net income 79,607 68,314 69,989 Preferred stock dividends (2,562) (2,562) (2,562) Net income available to common shareholders $77,045 $65,752 $67,427 Net income available to common shareholders, per share (diluted) $0.46 $0.39 $0.42 Operating net income available to common shareholders, per share (diluted)(1) $0.47 $0.39 $0.42 ROAA 1.17% 1.03% 1.10% Operating ROAA(1) 1.18% 1.04% 1.11% ROAE 12.59% 11.02% 11.57% ROAE (tangible)(1) 16.52% 14.46% 15.23% Efficiency ratio(1) 60.1% 58.5% 61.4%

NONINTEREST-BEARING DEPOSIT MIX TREND HAS INCREASED OVER TIME 7

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields Average Deposits and Borrowings & Other & Cost of Funds (DOLLARS IN MILLIONS) (DOLLARS IN BILLIONS) (DOLLARS IN BILLIONS) 8 $22 $22 $21 $21 $21 $1 $1 $2 $3 $3 0.20% 0.31% 0.72% 1.27% 1.70% 0.11% 0.18% 0.42% 0.82% 1.32% Cost of Deposits Cost of Funds Borrowings & Other Deposits 2Q22 3Q22 4Q22 1Q23 2Q23 $12 $15 $18 $21 $24 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $179 $216 $226 $216 $213 3.04% 3.54% 3.69% 3.53% 3.40% Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) 2Q22 3Q22 4Q22 1Q23 2Q23 $50 $75 $100 $125 $150 $175 $200 $225 $250 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% $19 $20 $20 $20 $21 $5 $5 $5 $5 $5 3.24% 3.83% 4.36% 4.73% 4.99% Loans Securities & Other Interest-Earning Asset Yield (FTE) 2Q22 3Q22 4Q22 1Q23 2Q23 $5 $10 $15 $20 $25 4.00% 6.00% 8.00% 10.00%

ASSET QUALITY (DOLLARS IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans Net Charge-offs (NCOs) and NCOs to Average Loans ACL(2) to NPLs & Loans 9(1) Includes the CECL Day 1 provision for credit losses of $8.0 million for the acquired Prudential Bancorp, Inc. loan portfolio. (2) The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include reserves related to off-balance-sheet credit exposures. $2 $19 $15 $25 $10 2Q22 3Q22 4Q22 1Q23 2Q23 $— $5 $10 $15 $20 $25 $174 $193 $172 $165 $148 0.92% 0.98% 0.85% 0.80% 0.70% NPL NPLs/Loans 2Q22 3Q22 4Q22 1Q23 2Q23 $100 $125 $150 $175 $200 0.00% 0.50% 1.00% $(4) $0 $12 $14 $2 -0.08% 0.01% 0.23% 0.27% 0.04% Net charge-offs/(recoveries) NCOs/Average Loans (annualized) 2Q22 3Q22 4Q22 1Q23 2Q23 $(5) $0 $5 $10 $15 $20 $25 0.00% 0.10% 0.20% 0.30% 143% 138% 157% 169% 195% 1.31% 1.35% 1.33% 1.35% 1.37% ACL/NPLs ACL/Loans 2Q22 3Q22 4Q22 1Q23 2Q23 50% 75% 100% 125% 150% 175% 200% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% (1)

NON-INTEREST INCOME(1) (1) Excluding investment securities gains Three months ended June 30, 2023 (percent of total non-interest income) 10 Non-interest income increased 17% from 1Q23(1) Driven primarily by increases in: n Commercial banking customer interest rate swap fees and merchant and card fees. n Higher income from equity method investments. n Mortgage banking due to an increase in loan volume during the period and higher spreads. 31% 5% 19% 38% 7% 2Q23 1Q23 Change (dollars in thousands) n Commercial Banking $23,145 $17,513 $5,632 n Wealth Management 18,678 18,062 616 n Consumer Banking 11,720 11,217 503 n Mortgage Banking 2,940 1,970 970 n Other 4,106 2,968 1,138 Total $60,589 $51,730 $8,859

NON-INTEREST EXPENSE Three months ended June 30, 2023 (percent of total non-interest expense) 11 56% 9% 10% 6% 19% 2Q23 1Q23 Change (dollars in thousands) n Salaries and Benefits $94,102 $89,283 $4,819 n Data Processing and Software 16,776 15,796 980 n Occupancy 14,374 14,438 (64) n Other Outside Services 10,834 10,126 708 n Other 31,932 29,973 1,959 Total $168,018 $159,616 $8,402 Non-interest expense increased 5.3% from 1Q23 Driven primarily by increases in: n Salaries and employee benefits expense primarily due to annual merit increases and one additional calendar day. n Other primarily due to increases in owned real estate and repossession expenses and state tax expense. n Data processing and software expense due to timing of work being performed on technology projects. n Other Outside Services driven by technology-related services. .

CAPITAL POSITION REMAINS STRONG(1) 12 (1) Regulatory capital ratios and excess capital amounts as of June 30, 2023 are preliminary. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well- capitalized minimum. 9.3% 10.1% 10.9% 13.7% Regulatory Minimums Excess Tier 1 Leverage CE Tier 1 Tier 1 Risk-Based Total Risk-Based —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% $1,156 $547 $697 $736 (as of June 30, 2023) (dollars in millions) (2)

CAPITAL RATIOS ADJUSTED FOR UNREALIZED LOSSES ON INVESTMENT SECURITIES - RATIOS REMAIN STRONG(1) 13 (1) Regulatory capital ratios and excess capital amounts as of June 30, 2023 are preliminary. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. (3) Tier 1 Leverage and CE Tier 1 capital ratios were adjusted to incorporate the unrealized loss, net of tax, on held-to-maturity investment securities of $115.0 million and the unrealized loss, net of tax, on available-for-sale investment securities of $311.8 million. (4) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 6.6% 8.0% 8.3% —% 2.5% 5.0% 7.5% 10.0% 12.5% $772 $300 (as of June 30, 2023) (dollars in millions) n Regulatory Minimums n Excess(2) | | | | | | | | | | | | | Tier 1 Leverage(3) CE Tier 1(3) TCE(4)

A COMMITTED AND HEALTHY LIQUIDITY PROFILE WITH SIGNIFICANT COVERAGE 14

2023 OUTLOOK 15 Net interest income: $830 - $840 million(1) Non-interest income: $220 - $230 million(2) Provision for credit losses: $55 - $65 million(3) Non-interest expense: $645 - $660 million Effective tax rate: 17.5% +/-(4) (1) Assumes Fed Funds Rate increase of 25 bps in July 2023. Previously $850 - $870 million. (2) Excludes investment securities gains. (3) Previously $55 - $70 million. (4) Previously 18.5% +/-.

NON-GAAP RECONCILIATION 16 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three months ended (dollars in thousands) Jun 30 Mar 31 Jun 30 2023 2023 2022 Operating net income available to common shareholders Net income available to common shareholders $77,045 $65,752 $67,427 Plus: Core deposit intangible amortization 912 514 — Plus: Merger-related expenses — — 1,027 Less: Tax impact of adjustments (192) (108) (216) Operating net income available to common shareholders (numerator) $77,765 $66,158 $68,238 Weighted average shares (diluted) (denominator) 167,191 168,401 162,075 Operating net income available to common shareholders, per share (diluted) $0.47 $0.39 $0.42

NON-GAAP RECONCILIATION 17 Three months ended (dollars in thousands) Jun 30 Mar 31 Jun 30 2023 2023 2022 Operating return on average assets Net income $79,607 $68,314 $69,989 Plus: Core deposit intangible amortization 912 514 — Plus: Merger-related expenses — — 1,027 Less: Tax impact of adjustments (192) (108) (216) Operating net income (numerator) $80,327 $68,720 $70,800 Total average assets (denominator) $27,235,567 $26,900,653 $25,578,432 Operating return on average assets 1.18% 1.04% 1.11%

NON-GAAP RECONCILIATION 18 Three months ended (dollars in thousands) Jun 30 Mar 31 Jun 30 2023 2023 2022 Return on average common shareholders' equity (tangible) Net income available to common shareholders $77,045 $65,752 $67,427 Plus: Intangible amortization 1,072 674 177 Plus: Merger-related expenses — — 1,027 Less: Tax impact of adjustments (225) (142) (253) Operating net income available to common shareholders (numerator) $77,892 $66,284 $68,378 Average shareholders' equity $2,647,464 $2,613,316 $2,531,346 Less: Average preferred stock (192,878) (192,878) (192,878) Less: Average goodwill and intangible assets (563,146) (561,744) (537,786) Average tangible common shareholders' equity (denominator) $1,891,440 $1,858,694 $1,800,682 Return on average common shareholders' equity (tangible) 16.52% 14.46% 15.23%

NON-GAAP RECONCILIATION 19 (dollars in thousands) Three months ended Jun 30 Mar 31 Jun 30 Efficiency ratio 2023 2023 2022 Non-interest expense $168,018 $159,616 $149,730 Less: Amortization of tax credit investments — — (696) Less: Merger-related expenses — — (1,027) Less: Intangible amortization (1,072) (674) (177) Non-interest expense (numerator) $166,946 $158,942 $147,830 Net interest income $212,852 $215,587 $178,831 Tax equivalent adjustment 4,405 4,414 3,427 Plus: Total non-interest income 60,585 51,753 58,391 Less: Investment securities (gains) losses, net 4 (23) (8) Total revenue (denominator) $277,846 $271,731 $240,641 Efficiency ratio 60.1% 58.5% 61.4%

20 Three months ended (dollars in thousands) Jun 30 2023 Adjusted tangible common equity to tangible assets (TCE Ratio) Shareholders' equity $ 2,642,152 Less: Preferred stock (192,878) Less: Goodwill and intangible assets (561,885) Less: Unrealized gain/(loss) - HTM (148,690) Less: Tax impact of adjustments 33,678 Adjusted tangible common shareholders' equity (numerator) $ 1,772,377 Total assets $ 27,403,163 Less: Goodwill and intangible assets (561,885) Less: Unrealized gain/(loss) - HTM (148,690) Less: Tax impact of adjustments 33,678 Adjusted total tangible assets (denominator) $ 26,726,266 Adjusted tangible common equity to tangible assets 6.6 % NON-GAAP RECONCILIATION